Exhibit 99.2

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Laser Placements: 274 @ June 30, 2006
Good Reimb
Moderate Reimb
Weak Reimb
Placement Target: 3200 derms
BlueCross BlueShield of Florida
An Independent Licensee of the Blue Cross and Blue Shield Association. Serving Residents and Businesses of Florida.
BRITISH COLUMBIA
SASKATCHEWAN
ONTARIO
N.B.
N.S.
MAINE
Montréal
Ottawa
Toronto
WASHINGTON
OREGON
IDAHO
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
WYOMING
IOWA
NEBRASKA
NEVADA
UTAH
CALIFORNIA
COLORADO
KANSAS
UNITED STATES
MO.
ILLINOIS
INDIANA
KY.
W. VA.
VA.
PA.
NEW YORK
MASS.
New York
Philadelphia
Chicago
Lake Superior
Lake Huron
TENNESSEE
NORTH CAROLINA
S.C.
GEORGIA
ALABAMA
MISS.
ARKANSAS
OKLAHOMA
LOUISIANA
TEXAS
Dallas
San Antonio
Houston
ARIZONA
Phoenix
NEW MEXICO
Los Angeles
San Diego
Pacific Ocean
Atlantic Ocean
Nassau
Port-au-Prince
JAMAICA
Caribbean Sea
MEXICO
Monterrey
Guadalajara
Mexico City
Puebla

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PhotoMedex, Inc.

Investor Quarterly Call

For the quarter ended
June 30, 2006

[LOGO OF PHOTOMEDEX, INC.]

“Safe Harbor”

This presentation contains forward-looking statements that involve risks and uncertainties.  In such instances, the actual results could differ materially as a result of a variety of factors including failure to obtain regulatory approvals which could have material adverse effects on the Company’s business, competition developments which could hinder the company’s ability to compete effectively and other risk factors listed from time to time in the Company’s reports to the Securities and Exchange Commission.

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Laser Placements:  274 @ June 30, 2006

Placement Target:  3200 derms

Average Treatments per Day

Second Quarter 2006 XTRAC Analysis

	Avg. Tx/day	Range

Top Five Accounts	6.75	5.86 to 7.90

Top 50 Accounts	3.42	2.03 to 7.90

New York Metro*	2.00	.48 to 7.90

Ohio*	1.48	.48 to 4.84

MD/VA*	2.11	.97 to 7.22

Michigan*	1.66	.53 to 6.49

Georgia*	1.54	.48 to 4.94

*	Active Accounts only

Domestic XTRAC Reimbursement Status

	Units	Q2 2006	Q1 2006	Growth %	Q2 2005	Growth %

Total Domestic XTRAC Revenue	274	1410	1221	15%	901	56%
Positive Reimbursement States	212	1214	1067	14%	703	73%
NY Metro
- Total Sales	29	233	206	13%	135	73%
- Same Store (Q4’05 Base)	28	214	196	9%
Ohio
- Total Sales	24	143	114	25%	42	240%
- Same Store (Q4’05 Base)	13	64	69	-7%
Md/Va Metro
- Total Sales	24	205	145	41%	121	69%
- Same Store (Q4’05 Base)	15	162	114	42%
Michigan
- Total Sales	16	107	92	16%	67	60%
- Same Store (Q4’05 Base)	13	86	80	8%
Florida
- Total Sales	25	98	73	34%	50	96%
- Same Store (Q4’05 Base)	20	70	55	27%
All other positive reimbursement
- Total Sales	94	428	437	-2%	288	49%
- Same Store (Q4’05 Base)	82	351	383	-8%
All other states (units) -	IN (9), AL (9), MO (8), GA (9)WA (8), WI (7), IA (7), KY (7), PA (8), ID (4), CT (3), NJ (2), NV (4), OR (4), UT (3), AR(2)

Negative Reimbursement States	62	196	154	27%	198	-1%
Illinois
- Total Sales	16	71	48	48%	55	29%
- Same Store (Q4’05 Base)	13	59	42	40%
California
- Total Sales	10	20	18	11%	33	-39%
- Same Store (Q4’05 Base)	9	20	18	11%
Texas
- Total Sales	7	18	22	-18%	26	-31%
- Same Store (Q4’05 Base)	6	12	22	-45%
All other negative reimbursement
- Total Sales	29	87	66	32%	84	4%
- Same Store (Q4’05 Base)	25	58	54	7%
All other states (units) -	NC (6), MA (3), W.NY (5), TN (3), MS (2), AZ (2), SC (3), DE (4), NE (1)

Positive Reimbursement & Revenue Growth & Same Store Sales

[CHART APPEARS HERE]

	NY total	NY sss	OH total	OH sss	BW/V Total	BW/V sss	MI total	MI sss	Fla total	Fla sss	Other total	Other sss

Q205 Revenue	$135		$42		$121		$67		$50		$283

Q106 Revenue	$206	$196	$114	$69	$145	$114	$92	$80	$73	$55	$437	$383

Q206 Revenue	$233	$214	$143	$64	$205	$162	$107	$86	$98	$70	$428	$351

                    Base line for Same-Store-Sales (sss) is 4Q05 installed base

Negative Reimbursement & Revenue Growth & Same Store Sales

[CHART APPEARS HERE]

	IL total	IL sss	Calif total	Calif sss	Tex total	Tex sss	Other total	Other sss

Q205 Revenue	$55		$33		$26		$84

Q106 Revenue	$48	$42	$18	$18	$22	$22	$66	$54

Q206 Revenue	$71	$59	$20	$20	$18	$12	$87	$58

Second Quarter XTRAC Comparative Analysis

for the quarter ended June 30, 2006

Domestic XTRAC Installed Base:

	NY	OH	BW/Va	MI	FL	All Other Green States	All Other Red States	Total

Q4 XTRAC Laser Systems	28	13	15	14	20	61	73	224

Q1 XTRAC Laser Systems	30	20	20	16	23	66	79	254

Q2 XTRAC Laser Systems	29	24	24	16	25	94	62	274

TOTAL REVENUE GROWTH Q2
Revenues Q1	205,985	113,850	145,075	91,743	73,600	436,660	154,400	1,221,313
Revenues Q2	233,262	143,350	204,586	107,035	98,330	427,150	195,860	1,409,573

Growth %	13.2%	25.9%	41.0%	16.7%	33.6%	-2.2%	26.9%	15.4%

Q4 XTRAC laser systems - Same Store Analysis
(Compare Performance of Q4 laser units in Q1 & Q2)
Revenue in Q1	$195,635	$68,750	$114,025	$79,643	$55,050	$382,410	$135,300	$1,030,813
Revenue in Q2	$214,397	$64,400	$161,636	$86,435	$70,100	$350,050	$149,410	$1,096,428

Percent Change	9.6%	-6.3%	41.8%	8.5%	27.3%	-8.5%	10.4%	6.4%

Revenue for Q1 + Q2 New Placements:

Revenue in Q1	$10,350	$45,100	$31,050	$12,100	$18,550	$54,250	$18,550	$189,950

Revenue in Q2	$18,865	$78,950	$42,950	$20,600	$28,230	$77,100	$46,450	$313,145